UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Commission File Number 0-27403

Date of Report: March 8, 2007

WHITNEY INFORMATION NETWORK, INC.
(Exact name of registrant as specified in its charter)

COLORADO	84-1475486
(State of other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1612 Cape Coral Parkway, Cape Coral Florida 33904
 (Address of principal executive offices)

(239) 542-0643
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see  General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On March 8, 2007, Whitney Information Network, Inc. (the “Company”) was served with a shareholders’ derivative complaint styled Robert Ghosio, Jr. on behalf of Nominal Defendant Whitney Information Network, Inc. v. Russell A. Whitney, Nicholas S. Maturo, Frederick A. Cardin, Chester P. Schwartz and Ronald S. Simon and Whitney Information Network, Inc., filed in the United States District Court for the Middle District of Florida, alleging that the named defendants  violated certain fiduciary and  securities  laws.

The Company believes that the complaint is without merit and intends to vigorously defend it.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITNEY INFORMATION NETWORK, INC.

Date: March 12, 2007	/s/ Alfred R. Novas
Alfred R. Novas
Co-President and Chief Financial Officer